UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 30, 2019

MONITRONICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-110025	74-2719343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 Wittington Place

Farmers Branch, Texas 75234

(Address of principal executive offices, including zip code)

(972) 243-7443

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed on June 30, 2019, Monitronics International, Inc. (the “Company”) and certain of the Company’s domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) under the caption In re: Monitronics International, Inc., et al. seeking relief under the provisions of Chapter 11 of Title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”).

On August 7, 2019, the Bankruptcy Court entered an order, Docket No. 199 (the “Confirmation Order”), confirming and approving the Debtors’ Joint Partial Prepackaged Plan of Reorganization (including all exhibits thereto, and as modified by the Confirmation Order, the “Plan”) that was previously filed with the Bankruptcy Court on June 30, 2019. A summary of the material features of the Plan and related financing arrangements is contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2019.

On August 30, 2019 (the “Effective Date”), the conditions to the effectiveness of the Plan were satisfied and the Company emerged from Chapter 11 after completing a series of transactions through which the Company and its former parent, Ascent Capital Group, Inc. (“Ascent”) merged (the “Merger”) in accordance with the terms of the Agreement and Plan of Merger, dated as of May 24, 2019 (the “Merger Agreement”). The Company was the surviving corporation and, immediately following the Merger, was redomiciled in Delaware in accordance with the terms of the Merger Agreement.

On the Effective Date, the Company also completed a series of transactions through which the Company’s debt was reduced by approximately $885 million with the restructuring of the Company’s indebtedness by (i) replacing the Company’s $245 million “debtor-in-possession” credit facility with a $145 million senior secured revolving credit facility (the “New Revolving Credit Facility”) and $150 million in new senior secured term loans (the “New Term Loan Facility” and together with the New Revolving Credit Facility the “New Exit Credit Facilities”), (ii) exchanging $1.07 billion of outstanding term loans under the Company’s prepetition credit facility for (A) $150 million in cash, (B) $100 million in shares of Common Stock (as defined below) and (C) new term loans under an $822.5 million takeback term loan facility (the “Takeback Loan Facility”) and (iii) cancelling the Company’s $585 million outstanding 9.125% senior notes due April 2020 (the “Senior Notes”) and exchanging the Senior Notes for, at the option of each holder of the Senior Notes (the “Noteholders”), (A) cash in an amount equal to 2.5% of the principal and accrued but unpaid interest due under the Senior Notes held by such Noteholder or (B) to the extent that such Noteholder elects not to receive cash, its pro rata share of 18.0% of the Common Stock to be issued and outstanding as of the Effective Date.

Copies of the Plan and the Merger Agreement are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference. The foregoing description of the Plan and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such documents. The distributions of securities under the Plan described in this Current Report on Form 8-K will be made as soon as reasonably practicable after the Effective Date.

Item 1.01                                           Entry into a Material Definitive Agreement.

New Exit Credit Facilities

On the Effective Date, pursuant to the terms of the Plan, the Debtors entered into the Senior Secured Credit Agreement (the “New Exit Credit Facilities Credit Agreement”) with the lenders party thereto, KKR Capital Markets LLC as lead arranger and bookrunner, KKR Credit Advisors (US) LLC as Structuring Advisor and Encina Private Credit SPV, LLC as administrative agent, swingline lender and L/C issuer. Under the New Exit Credit Facilities Credit Agreement, the Company has access to $295.0 million which includes $150 million in term loans under the New Term Loan Facility and up to $145 million under the New Revolving Credit Facility.

The maturity date of loans made under the New Exit Credit Facilities is July 3, 2024. Interest on loans made under the New Exit Credit Facilities Credit Agreement accrues at an interest rate per year equal to the LIBOR rate (with a floor of 1.50%) plus 5.00% or base rate (with a floor of 4.50%) plus 4.00%. Voluntary prepayments of the New Term Loan Facility, certain mandatory prepayments of the New Term Loan Facility and certain commitment reductions in respect of the New Revolving Credit Facility are subject to a prepayment premium equal to (i) with respect to such prepayment or commitment reduction on or prior to July 1, 2020, 2.00% of the principal amount of the loans being prepaid or commitments reduced, (ii) with respect to any such prepayment or commitment reduction following July 1, 2020 but on and prior to July 1, 2021, 1.00% of the principal amount of the loans being prepaid or commitments reduced, and (iii) with respect to any such prepayment or commitment reduction after July 1, 2021, no premium, in each case, subject to certain exceptions. The New Exit Credit Facilities, subject to certain exceptions, are guaranteed by each of the Company’s existing and future subsidiaries and are secured by substantially all the assets of the Company and such subsidiary guarantors. The New Exit Credit Facilities Credit Agreement requires the Company to maintain minimum liquidity of $25.0 million. The New Exit Credit Facilities Credit Agreement contains customary representations, warranties, covenants and events of default and related remedies.

The foregoing description of the New Exit Credit Facilities Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Exit Credit Facilities Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Takeback Loan Facility

On the Effective Date, pursuant to the terms of the Plan, the Debtors entered into the Loan Agreement (the “Takeback Loan Facility Credit Agreement”) with the lenders party thereto, and Cortland Capital Market Services, Inc. as administrative agent. In exchange for its term loans under the Company’s prepetition credit facility, each term lender thereunder (other than term lenders equitizing their term loans) received, pursuant to the terms of the Plan, its pro rata share of (i) $150 million in cash from the proceeds of a rights offering (which, together with the equitization of $100 million of the term loans, resulted in an aggregate reduction of term loans by $250 million in principal amount) and (ii) term loans under the $822.5 million Takeback Loan Facility, as described below.

The maturity date of the Takeback Loan Facility is March 29, 2024. Interest on loans made under the Takeback Loan Facility accrues at an interest rate per year equal to the LIBOR rate (with a floor of 1.25%) plus 6.50% or base rate plus 5.50%. The Takeback Loan Facility, subject to certain exceptions, is guaranteed by each of the Company’s existing and future subsidiaries and is secured by substantially all the assets of the Company and such subsidiary guarantors. The Takeback Loan Facility Credit Agreement requires the Company to maintain (i) a maximum senior secured debt to RMR ratio of 30.0:1.00, (ii) a maximum total debt to EBITDA Ratio of 4.50:1.00 for each fiscal quarter ending on or prior to December 31, 2020 with a stepdown to 4.25:1.00 for the fiscal quarters ending on March 31, 2021 through December 31, 2021 and 4.00:1.00 beginning with the fiscal quarter ending on March 31, 2022 and for each fiscal quarter thereafter, and (iii) minimum liquidity of $25.0 million. The Takeback Loan Facility Credit Agreement contains customary representations, warranties, covenants and events of default and related remedies.

The foregoing description of the Takeback Loan Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Takeback Loan Facility Credit Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Registration Rights Agreement

On the Effective Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain parties who received shares of Common Stock (as defined below) on the Effective Date (the “Holders”). The Registration Rights Agreement provides resale registration rights for the Holders’ Registrable Securities (as defined in the Registration Rights Agreement).

Pursuant to the Registration Rights Agreement, Holders have customary underwritten offering and piggyback registration rights, subject to the limitations set forth in the Registration Rights Agreement. Under their underwritten offering registration rights, Holders have the right to demand the Company to effectuate the distribution of any or all of its Registrable Securities by means of an underwritten offering pursuant to an effective registration statement; provided, however, that the expected gross offering price is equal to or greater than $40.0 million in the aggregate. The Company is not obligated to effect an underwritten demand notice upon certain circumstances, including within

180 days of closing an underwritten offering. Under their piggyback registration rights, if at any time the Company proposes to undertake a registered offering of Common Stock for its own account, the Company must give at least ten business days’ notice to all Holders of Registrable Securities to allow them to include a specified number of their shares in the offering.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in an offering and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective. The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as blackout periods and, if an underwritten offering is contemplated, limitations on the number of shares to be included in the underwritten offering that may be imposed by the managing underwriter.

This summary is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Item 1.02                                           Termination of a Material Definitive Agreement.

DIP Facility

On the Effective Date, the secured superpriority and priming debtor-in-possession revolving credit facility (“DIP Facility”) the Debtors previously entered into with the lenders party thereto, KKR Capital Markets LLC, as lead arranger and bookrunner, KKR Credit Advisors (US) LLC, as structuring advisor and Encina Private Credit SPV, LLC, as administrative agent, swingline lender and L/C issuer, was terminated and replaced with the New Exit Credit Facilities. The lenders under the DIP Facility became lenders under the New Exit Credit Facilities, each holding their respective pro rata share of the loans under the New Exit Credit Facilities, in full satisfaction of obligations of the Debtors under the DIP Facility.

Senior Notes and Credit Agreement

On the Effective Date, by operation of the Plan, all outstanding obligations under (i) the Senior Notes and the indenture governing the Senior Notes and (ii) the Company’s prepetition credit facility were terminated.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

As previously announced, on May 24, 2019, the Company and Ascent entered into the Merger Agreement. On August 21, 2019, in connection with, and prior to the completion of the Merger, the stockholders of Ascent approved the Merger Agreement at a special meeting of the stockholders. On August 30, 2019, the Company completed the Merger with Ascent in accordance with the Merger Agreement. The Company was the surviving corporation and, immediately following the Merger, was redomiciled in Delaware. Under the terms of the Merger Agreement, the Company issued a total of 1,309,757 shares of common stock, par value $0.01 per share (“Common Stock”), to Ascent’s stockholders at a ratio of 0.1043086 shares of Common Stock for each share of Ascent common stock (the “Exchange Ratio”). The Exchange Ratio was determined through negotiations between the Company and Ascent.

Immediately after the Merger, there were approximately 22,500,000 shares of Common Stock outstanding. Immediately after the Merger, the former stockholders of Ascent owned approximately 5.82% of the outstanding Common Stock. No fractional shares of Common Stock were issued in connection with the Merger.

The Common Stock listed is expected to commence trading on the OTC Markets under the ticker symbol “SCTY” on or about September 4, 2019.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.2 and incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the New Exit Credit Facilities and the Takeback Loan Facility is incorporated by reference into this Item 2.03.

Item 3.02                                           Unregistered Sales of Equity Securities.

Upon the effectiveness of the Plan, all previously issued and outstanding equity interests in the Company and Ascent were cancelled and the Company issued 21,190,243 shares of Common Stock to the Noteholders who elected to receive Common Stock in lieu of cash, term lenders that equitized their term loans and participants in the rights offering.

The shares of Common Stock described above were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 1145 of the Bankruptcy Code (which generally exempts from such registration requirements the issuance of securities under a plan of reorganization) and Section 4(a)(2) of the Securities Act, as applicable.

Item 3.03                                           Material Modifications to Rights of Security Holders.

The information set forth under the Introductory Note and Items 1.01, 1.02 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01                                           Changes in Control of Registrant.

As previously disclosed, on the Effective Date, all previously issued and outstanding equity interests in the Company and Ascent were cancelled and the Company completed its Merger with Ascent. The Company issued shares of Common Stock to certain parties pursuant to the Plan and the Merger Agreement. For further information, see the Introductory Note, Items 1.01, 1.02, 2.01, 3.02 and 3.03 of this Current Report on Form 8-k, which are incorporated herein by reference.

Item 8.01                                           Other Events.

On August 30, 2019, the Company issued a press release announcing the completion of the Merger and emergence from Chapter 11. A copy of the press release is filed herewith as Exhibit 99.1.

On August 30, 2019, the Debtors jointly filed a monthly operating report for June 30, 2019 and for the period from July 1, 2019 to July 31, 2019 (the “July Monthly Operating Report”) with the Bankruptcy Court.

The July Monthly Operating Report and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available electronically at http://cases.primeclerk.com/monitronics. This website address contains third-party content and is provided for convenience only. Third-party content is the responsibility of the third party, and the Company disclaims liability for such content.

A copy of the July Monthly Operating Report is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The filing of this Current Report on Form 8-K (including the exhibit hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties and projections of results of operations or of financial condition or forecasts of future events that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential” or “continue” and similar expressions are used to identify forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Although the Company believes its expectations stated in this Current Report on Form 8-K are based on reasonable assumptions, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, that could cause actual results to differ materially from those implied or expressed by the forward-looking statements. These statements include, but are not limited to, statements about the restructuring of the Company, anticipated future financial or operational results, the Company’s financial position, the merger of Ascent and the Company, and similar matters. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. These risks include the factors described under “Risk Factors” in the Company’s Annual Report filed on Form 10-K and Quarterly Report on Form 10-Q with the SEC and other public filings and press releases.

Each forward-looking statement speaks only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits

2.1

Joint Partial Prepackaged Plan of Reorganization of Monitronics International, Inc. and its Affiliated Debtors, dated June 3, 2019 (incorporated by reference to Exhibit 2.1 to Monitronics’ Current Report on Form 8-K filed with the SEC on August 13, 2019).

2.2

Agreement and Plan of Merger, dated as of May 24, 2019, by and between Ascent and Monitronics (incorporated by reference to Exhibit 2.1 to Monitronics’ Current Report on Form 8-K filed with the SEC on May 31, 2019).

10.1

Senior Secured Credit Agreement dated as of August 30, 2019, among Monitronics International, Inc., the guarantors party thereto, Encina Private Credit SPV, LLC as administrative agent, swingline lender and L/C issuer, KKR Capital Markets LLC as lead arranger and bookrunner, KKR Credit Advisors (US) LLC as structuring advisor and the lenders party thereto.

10.2

Loan Agreement dated as of August 30, 2019, among Monitronics International, Inc., the guarantors party thereto, Cortland Capital Market Services LLC as administrative agent and the lenders party thereto.

10.3	Registration Rights Agreement dated as of August 30, 2019, among Monitronics International, Inc. and the holders party thereto.

99.1	Press Release, dated August 30, 2019.

99.2	Monthly Operating Report for the filing period June 30, 2019 and July 1, 2019 to July 31, 2019, filed with the United States Bankruptcy Court for the Southern District of Texas.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monitronics International, Inc.

Date: September 4, 2019
	By:	/s/ Jeffery Gardner
Jeffery Gardner President and Chief Executive Officer